Filed pursuant to Rule 497(e)
File Nos. 033-73792 and 811-08270

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

RAINIER INTERNATIONAL DISCOVERY FUND
(Class A Shares – RISAX)
(Institutional Shares – RAIIX)

SUPPLEMENT DATED APRIL 18, 2017 TO THE
SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL
INFORMATION DATED JULY 29, 2016

The Board of Trustees of Rainier Investment Management Mutual Funds approved a proposal that would reorganize the Rainier International Discovery Fund (the “Fund”) into a newly created mutual fund under the Manning & Napier Fund, Inc. family of mutual funds.  Rainier Investment Management, LLC (“Rainier”) would become the sub-adviser of that new fund.  Rainier’s affiliate, Manning & Napier Advisors, LLC (“Manning”), would become the investment adviser for that new fund, with Rainier remaining responsible for day-to-day portfolio management.

Completion of the proposed reorganization, often called a “fund adoption,” is subject to approval by the shareholders of the Fund.  The proposed reorganization would be a tax-free reorganization and, if approved by shareholders, could be completed during the third quarter of 2017.  Proxy materials related to a special meeting of shareholders of the Fund are expected to be sent to shareholders in June 2017.  Those materials will describe the proposed transaction in more detail and the reasons for the Board’s approval.  Shareholders should watch for the arrival of those important materials.

Please contact the Fund at 1-800-248-6314 or your financial advisor if you have questions or need assistance.

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Please retain this supplement for future reference.

April 18, 2017